SERVICING AGREEMENT

between

WACHOVIA BANK, NATIONAL ASSOCIATION

as Trustee

and

M&T MORTGAGE CORPORATION

as Servicer

Dated as of September 1, 2003

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

1

1.1

Certain Defined Terms.

1

1.2

Other Definitional Provisions.

4

ARTICLE II

AGREEMENTS OF THE SERVICER

4

2.1

General.

4

2.2

Collection of Mortgage Loan Payments.

5

2.3

Procedure.

6

2.4

Other.

11

2.5

Accounting, Remittances and Trustee Reporting.

13

2.6

Delinquency Control.

14

2.7

Foreclosure.

15

2.8

REO Property.

16

2.9

Books and Records.

18

2.10

Advance of Monthly Payments.

18

2.11

Prepayment Interest Shortfalls.

19

ARTICLE III

19

[Reserved]

19

ARTICLE IV

COMPENSATION

20

4.1

Servicing Fee.

20

4.2

Solicitation

20

ARTICLE V

TERM AND TERMINATION

20

5.1

Term and Notice.

20

5.2

Termination.

20

5.3

[Reserved]

21

5.4

Accounting

21

ARTICLE VI

21

[Reserved]

21

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND COVENANTS OF

THE SERVICER

21

7.1

Notice of Breach.

21

7.2

Agency Approvals.

22

7.3

Authority.

22

ARTICLE VIII

INDEPENDENCE OF PARTIES; INDEMNIFICATION; SURVIVAL

22

8.1

Independence of Parties.

22

8.2

Indemnification.

22

8.3

Procedure for Indemnification.

23

8.4

Survival.

23

ARTICLE IX MISCELLANEOUS

24

9.1

Changes in Practices.

24

9.2

Assignment and Subservicing.

24

9.3

Rights of Master Servicer and Trustee.

25

9.4

Prior Agreements.

25

9.5

Entire Agreement.

25

9.6

Invalidity.

26

9.7

Effect.

26

9.8

Applicable Law.

26

9.9

Notices.

26

9.10

Waivers.

26

9.11

Binding Effect.

26

9.12

Headings.

27

EXHIBITS

EXHIBIT I

Loans to be Serviced

EXHIBIT II

Investor Reports

Default Reports

EXHIBIT III

Pooling and Servicing Agreement

EXHIBIT IV

Servicer’s Compliance Certificate

THIS SERVICING AGREEMENT is made as of the 1st day of September, 2003 by and between WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”) and M&T MORTGAGE CORPORATION (the “Servicer”) and acknowledged by WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the “Master Servicer”).

RECITALS:

WHEREAS, certain mortgage loans (the “Mortgage Loans”) have been sold by Bayview Financial Trading Group, L.P. (“Bayview”) to Bayview Financial Securities Company, LLC (the “Depositor”) pursuant to that certain Mortgage Loan Purchase Agreement dated as of September 1, 2003 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Bayview;

WHEREAS, the Depositor has sold the Mortgage Loans and transferred all of its rights in the Mortgage Loans to Wachovia Bank, National Association, as trustee (the “Trustee”) pursuant to the pooling and servicing agreement dated as of September 1, 2003 (the “Pooling and Servicing Agreement”), among the Depositor, the Trustee and Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer,” such term shall include its successors and assigns);

WHEREAS, each of the Trustee and the Servicer desires that the Servicer perform certain servicing functions on behalf of the Certificateholders, with respect to the Mortgage Loans pursuant to this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1

Certain Defined Terms.

For purposes of this Agreement, each of the following terms shall have the meaning specified with respect thereto.

“Agreement” shall mean this Servicing Agreement as the same may be from time to time amended.

“Ancillary Income” shall include, but not be limited to late charges, NSF fees, satisfaction fees, assumption and modification fees, and interest on Custodial Accounts.  Ancillary Income shall not include any prepayment premiums or penalties.

“Applicable Requirements” shall mean, as of the time of reference, all of the following:  (i) all Mortgage-related obligations of the Servicer, including without limitation those contractual obligations of the Servicer contained in this Agreement or in the Mortgage documents for which the Servicer is responsible; (ii) all applicable Mortgage-related federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon the Servicer; (iii) applicable Mortgage-related requirements and guidelines of (1) each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of FHA, FHLMC, FNMA, GNMA, HUD and VA, and (2) any primary mortgage insurance companies; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (v) generally accepted servicing customs and practices of the mortgage servicing industry.

“Certificates” shall mean the Bayview Financial Mortgage Pass-Through Certificates, Series 2003-E.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Determination Date” shall mean the 15th day of each month or, if such day is not a Business Day, the immediately preceding Business Day.

“Directly Operate” shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not (within the meaning of Treasury Regulation Section 1.512(b)-1(c)(5)) customarily provided to the tenants in connection with the rental of space for occupancy, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business, the performance of any construction work thereon or any use of such REO Property in a trade or business, in each case other than through an Independent Contractor; provided, however, that the Servicer shall not be considered to Directly Operate an REO Property solely because the Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs (of the type that would be deductible under Section 162 of the Code) or capital expenditures with respect to such REO Property or take other activities consistent with Section 1.856-4(b)(5)(iii) of the Treasury Regulations.

“FDIC” shall mean the Federal Deposit Insurance Corporation.

“FHA” shall mean the Federal Housing Administration.

“Final Recovery Determination” shall mean with respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records prepared by and furnish to the Master Servicer (no later than the Servicer Remittance Date) a certificate signed by a Servicing Officer of the Servicer, of each Final Recovery Determination.

“Freddie Mac” or “FHLMC” shall mean the Federal Home Loan Mortgage Corporation.

“Fannie Mae” or “FNMA” shall mean the Federal National Mortgage Association.

“Ginnie Mae” or “GNMA” shall mean the Government National Mortgage Association.

“HUD” shall mean the U.S. Department of Housing and Urban Development.

“Independent Contractor” shall mean (i) any Person (other than the Servicer) that would be an “independent contractor” within the meaning of Section 856(d)(3) of the Code if the Servicer were a real estate investment trust (except that the ownership tests set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any class, or 35% or more of the aggregate of all classes of the Certificates), so long as the Servicer does not receive or derive any income from such Person and provided that the relationship between such Person and the Servicer is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Servicer has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Servicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Mortgage,” “Mortgage Loans,” “mortgages,” “loan” or “loans” shall mean fixed or adjustable rate loans, installment sale contracts, security deeds, trust deeds, deeds of trust and related loan documents relating to the fixed or adjustable rate loans identified on Exhibit I and similar loans securing the Certificates issued under the Pooling and Servicing Agreement with respect to which servicing is subsequently transferred to the Servicer from time to time for inclusion under the terms of this Agreement.

“Mortgagor” or “Mortgagors” shall mean the Mortgagors, grantors of installment sale contracts, grantors of security deeds, grantors of trust deeds and deeds of trust, and the grantors of any Mortgages.

 “P & I” shall mean principal and interest.

“Prepayment Interest Shortfall” shall mean, as of any Distribution Date, the excess of (x) the interest portion of the Monthly Payments due on any Mortgage Loans during the related Due Period that were the subject of a Prepayment in Full during the related Prepayment Period over (y) the aggregate amount of interest paid by related Mortgagors in respect of the amounts of such Prepayments in Full and any other amounts allocable to interest received from the Mortgagor that are distributable on such Distribution Date.

“Primary Mortgage Insurance” means any policy of primary mortgage insurance.

“REMIC” shall mean a Real Estate Mortgage Investment Conduit, as defined in the Code.

“Rents from Real Property” shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account” shall have the meaning assigned thereto in Section 2.8 hereof.

“REO Disposition” shall mean the final sale of any REO Property.

“REO Imputed Payment” shall mean, as to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, an amount equal to the scheduled Monthly Payment that would have been due on the related Mortgage Loan were such Mortgage Loan still outstanding, after giving effect to any adjustment of the Mortgage Rate, if applicable; provided, however, that the Servicer shall not be obligated to advance any balloon payment that would have been due on the related Mortgage Loan, but shall continue to advance the Monthly Payment in respect thereof in accordance with the amortization schedule of such Mortgage Loan.

“REO Property” shall mean Loan Collateral acquired by the Servicer through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

“Servicer Remittance Date” shall mean the 18th day of each month or, if such day is not a Business Day, the immediately preceding Business Day.

“Servicer’s Compliance Certificate” shall have the meaning assigned thereto in Section 2.5(h) hereof.

“Servicing Fee” shall have the meaning assigned thereto in Section 4.1 hereof.

“Servicing Standard” shall have the meaning assigned thereto in Section 2.1 hereof.

“T & I” shall mean taxes and insurance.

“VA” shall mean the Veterans Administration.

1.2

Other Definitional Provisions.

Capitalized terms used but not defined herein shall have the meanings assigned thereto (or incorporated by reference) in the Pooling and Servicing Agreement, a copy of which is attached hereto as Exhibit III.

ARTICLE II

AGREEMENTS OF THE SERVICER

2.1

General.

The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee in accordance with Applicable Requirements, the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i)

any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor;

(ii)

the ownership of any Certificates by the Servicer or any Affiliate of the Servicer;

(iii)

the Servicer’s obligation to make Delinquency Advances or Servicing Advances; or

(iv)

the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

Notwithstanding the foregoing, Mortgage Loans that by their terms provide for accrual of interest on a simple interest basis may be serviced on the basis of accrual of 30 days’ interest per month.

The standards set forth in the immediately preceding paragraph shall be referred to herein as the “Servicing Standard.”

2.2

Collection of Mortgage Loan Payments.

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures for all Mortgage Loans that are consistent with the Servicing Standard.  The Servicer may, consistent with the Servicing Standard and subject to Section 2.5(a), waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if such waiver, modification, postponement or indulgence is not material and provided that no such action will (A) change the Mortgage Rate on any Mortgage Loan, (B) defer or forgive the payment of principal or interest of any Mortgage Loan, (C) reduce or increase the outstanding principal balance of the Mortgage Loan (except for actual payments of principal) or (D) change the final maturity date of any Mortgage Loan, unless the Servicer has determined, after consultation with its counsel, that such a modification would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by any REMIC created pursuant to the Pooling and Servicing Agreement.  Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the Servicing Standard, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

2.3

Procedure.

Until the principal and interest of each Mortgage Loan is paid in full, unless this Agreement is sooner terminated pursuant to the terms hereof, and subject to all Applicable Requirements, the Servicer shall:

(a)

Collect applicable payments of principal, interest and applicable deposits for taxes, assessments and other public charges that are generally impounded, hazard insurance premiums, flood insurance premiums as required, FHA insurance or Primary Mortgage Insurance premiums, optional insurance premiums, and all other items, as they become due.

(b)

Accept payments of principal and interest and impound deposits in accordance with the Mortgage Loan instruments.  Deficiencies or excesses in payments or deposits shall be accepted and applied, or accepted and unapplied, or rejected in accordance with the requirements of HUD and VA, with respect to FHA and VA mortgages, respectively, and in accordance with the provisions of conventional mortgage loan instruments with respect to conventional loans.

(c)

Apply all installments and impound deposits collected from the Mortgagor, and maintain permanent mortgage account records capable of producing, in chronological order: the date, amount, distribution, installment due date or other transactions affecting the amounts due from or to the Mortgagor and indicating the latest outstanding balances of principal, impound deposits, advances, and unapplied payments.

(d)

Establish and maintain one or more accounts (collectively, the “Custodial Account”), entitled “Wachovia Bank, National Association, as Trustee for Bayview Financial 2003-E Trust”.  The Custodial Account shall be an Eligible Account.  The Servicer will be required to deposit into the Custodial Account no later than the second Business Day after receipt all proceeds of Mortgage Loans received by the Servicer, less its servicing compensation and other withdrawals to the extent permitted by this Agreement and to remit such proceeds to the Master Servicer for deposit in the Collection Account not later than the Servicer Remittance Date.  Funds in the Custodial Account may be invested only in Eligible Investments in accordance with the provisions set forth in Section 2.3(m) hereof.  The Servicer shall give notice to the Master Servicer and the Trustee of the location of the Custodial Account maintained by the Servicer when established and prior to any change thereof.  The Servicer shall, from time to time, make withdrawals from the Custodial Account for any of the following purposes: (i) to remit to the Master Servicer for deposit in the Collection Account in the amounts and in the manner set forth in Section 2.5(a); (ii) to reimburse the Servicer for Delinquency Advances, but only to the extent of amounts received which represent late collections, Insurance Proceeds and Liquidation Proceeds (net of the related Servicing Fees) on Mortgage Loans with respect to which such Delinquency Advances were made; (iii) to pay the Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any late collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan (provided, however, that if, in the good faith business judgment of the Servicer, any unreimbursed Servicing Advance will not be ultimately recoverable from related late collections, Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan (which determination shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Master Servicer), then withdrawal from the general funds in the Custodial Account, without regard to the limitation set forth above, will be permitted); (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Remittance Date any interest or investment income earned on funds deposited in the Custodial Account; (v) to pay to the Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to the Pooling and Servicing Agreement, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be; (vi) to reimburse the Servicer for any Advance previously made which the Servicer has determined to be a Non-Recoverable Advance; (vii) to withdraw any amounts deposited to the Custodial Account in error; and (viii) to clear and terminate the Custodial Account.  Notwithstanding the foregoing, the Servicer shall not withdraw any amounts relating to Servicing Advances that were advanced by Bayview prior to the Cut-off Date (“Bayview Advances”), but shall remit such amounts to the Master Servicer pursuant to Section 2.5(a).

(e)

[Reserved]

(f)

Establish and maintain one or more accounts (the “Servicing Accounts”) into which all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained.  The Servicing Accounts shall be Eligible Accounts.  The Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer out of related collections for any advances made pursuant to paragraph (g) (with respect to taxes and assessments) and paragraph (j) (with respect to hazard insurance); (iii) refund to the Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to the Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  As applicable, the Servicer will determine the amount of deposits to be made by the Mortgagors and will furnish to each Mortgagor, at least once a year, an analysis of the escrow/impound account, all in accordance with the Servicing Standard.

(g)

Maintain accurate records reflecting the status of taxes, ground rents and other recurring charges generally accepted by the mortgage servicing industry, which would become a lien on the security property.  For all Mortgage Loans providing for the payment to and collection by the Servicer of impound deposits for taxes, ground rents or such other recurring charges, the Servicer shall remit payments for such charges before the later of (i) any penalty date and (ii) 30 days after the servicing transfer of such Mortgage Loan to the Servicer.  The Servicer assumes responsibility for the timely remittance of all such payments and will hold harmless and indemnify the Depositor, the Master Servicer and the Trustee from all penalties, loss or damage resulting from the Servicer’s failure to discharge said responsibility subsequent to delivery of servicing to the Servicer.

(h)

In accordance with the standards of the preceding paragraph, advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to paragraph (d)(ii).  Servicing Advances incurred by the Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer to the extent described herein.

(i)

Maintain in full force and effect at all times existing FHA mortgage insurance, VA guarantees or Primary Mortgage Insurance, as applicable, in accordance with the type of Mortgage, and will assume responsibility for the remittance of the premiums thereon.  The Servicer shall maintain any optional insurance as mutually agreed upon between the Servicer and the Master Servicer.  Optional insurance premiums, if any, will be collected monthly and remitted as collected.  Additional set up costs, if any, associated with the optional insurance will be the responsibility of the Servicer.

(j)

Use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any Mortgage Loan as to which the related Mortgaged Property has become an REO Property), and if the Mortgagor does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Non-Recoverable Advances) to the extent the Trustee as mortgagee has an insurable interest (A) fire and hazard insurance with coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then “full replacement cost” of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co insurance and to prevent the Trustee thereunder from being deemed to be a co insurer, and (B) such other insurance as provided in the related Mortgage Loan.  The Servicer shall maintain fire and hazard insurance from an insurer having a General Policy Rating of “B” or better in Best’s Key Rating Guide (a “Qualified Insurer”) with coverage on each REO Property in an amount which is at least equal to the lesser of (i) 100% of the then “full replacement cost” of the improvements which are a part of such property or (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Rate and related Servicing Advances.  The Servicer shall maintain, from a Qualified Insurer, with respect to each REO Property such other insurance as provided in the related Mortgage Loan.  The Servicer shall require that all insurance policies required hereunder shall name the Servicer and its successors and assigns as the mortgagee, as loss payee and that all such insurance policies require that 30 days’ notice be given to the Servicer before termination to the extent required by the related Mortgage, Mortgage Note, or other Mortgage Loan documents.

(k)

Deposit into the Custodial Account any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration and repair of the related Mortgaged Property or amounts to be released to the Mortgagor in accordance with the terms of the related Mortgage).  It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Mortgagor or to be maintained by the Servicer other than pursuant to the terms of the related Mortgage, Mortgage Note or other Mortgage Loan documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer will use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain or will itself obtain (subject to the provisions of this Agreement concerning Non-Recoverable Advances) flood insurance in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program).  If an REO Property is located in a federally designated special flood hazard area, the Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentences.  If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Servicer shall either (i) immediately deposit into the Custodial Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the Servicing Standard; provided, however, that the Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer’s refusal or inability to pay a claim.  Costs of the Servicer of maintaining insurance policies shall be paid by the Servicer as a Servicing Advance and shall be reimbursable to the Servicer.  The Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

(l)

When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any “due on sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if either (i) the “due on sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law (the reasonableness of such belief shall be conclusively established by an Opinion of Counsel, which may be in-house counsel, to the foregoing effect obtained at the expense of the Servicer and delivered to the Trustee and the Master Servicer) or (ii) the Servicer determines that such enforcement would not be in the best economic interest of the Certificateholders.  In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon.  If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note.  The Servicer shall notify the Trustee and the Master Servicer that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original assumption or substitution agreement (indicating the Mortgage File to which it relates) (with a copy to the Master Servicer) which original shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  The Servicer shall be responsible for recording any such assumption or substitution agreements.  In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required Monthly Payments of principal or interest be deferred or forgiven.  Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

(m)

Eligible Investments.

(1)

The Servicer may direct any depository institution maintaining the Custodial Account to invest the funds in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement.  All such Eligible Investments shall be held to maturity, unless payable on demand.  Any investment of funds in a Custodial Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee.  The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Custodial Account) over each such investment and the income thereon, and, upon the request of the Trustee or its agent, any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee.  In the event amounts on deposit in a Custodial Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall, at the direction of the Servicer:

(x)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y)

demand payment of all amounts due thereunder promptly upon determination by the Servicer, or receipt of notice from the Master Servicer, that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in the Custodial Account.

(2)

The Servicer shall deposit in the Custodial Account, from its own funds, the amount of any loss incurred in respect of any such Eligible Investment made with funds in such account immediately upon realization of such loss.

(n)

With respect to a Mortgage Loan that contains a provision in the nature of a “due-on-encumbrance” clause, which by its terms (i) provides that such Mortgage Loan (or may at the mortgagee’s option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property, then for so long as such Mortgage Loan is included in the Trust Fund, and to the extent it has knowledge of such lien or other encumbrance, the Servicer, on behalf of the Trustee, will be requested to exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan to (x) accelerate the payments thereon or (y) withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the Servicing Standard.

(o)

Notwithstanding anything to the contrary in this Agreement, follow the following procedures with respect to any Cross-Collateralized Mortgage Loans:

(i)

All amounts collected in respect of any related Cross-Collateralized Mortgage Loans shall be applied between or among such Mortgage Loans in accordance with the express provisions of the related loan documents or, in the absence of such express provisions, in accordance with Applicable Requirements.

(ii)

The Servicer shall not waive any right that it has, or grant any consent it is otherwise entitled to withhold, under any related due-on-sale clause governing the transfer of any Mortgaged Property that secures Cross-Collateralized Mortgage Loans unless the cross-default and cross-collateralization provisions with respect to such Mortgage Loans remain in full force and effect with respect to the transferee.

(iii)

In the event of a default under any Cross-Collateralized Mortgage Loans that are secured by real properties located in multiple states, and such states include the State of California or another state with a statute, rule or regulation comparable to California’s “one action” rule, then the Servicer shall consult with counsel regarding the order and manner in which the Servicer should foreclose upon or comparably proceed against such properties.

2.4

Other.

The Servicer shall be responsible for further safeguarding the Trustee’s interest in the property and rights under the Mortgage by:

(a)

Inspecting properties after the Mortgagor is sixty (60) days or more delinquent in the payment of any obligation under the Mortgage, and perform such other inspections as is consistent with the Servicing Standard.

(b)

Securing any property found to be vacant or abandoned, and advising the Master Servicer of the status thereof.

(c)

Providing written or electronic notification to the Master Servicer within five (5) Business Days of the Servicer’s receipt of notice or other awareness of any liens, bankruptcy, probate proceeding, tax sale, partition, local ordinance violation, condemnation or proceeding in the nature of eminent domain or similar event that would, in the Servicer’s reasonable judgment, impair the Trustee’s security; and the Servicer shall take appropriate action to preserve the Trustee’s security; the Trustee acknowledges that with respect to junior liens the Servicer will not file requests for notification of any action to be taken against the Mortgagor by a senior lien holder under a senior lien and, until the junior lien is delinquent, will not notify any senior lien holder of the existence of the junior lien.

(d)

Providing written or electronic notification to the Master Servicer within five (5) Business Days with respect to requests for partial releases, easements, substitutions, division, subordination, alterations, or waivers of security instrument terms; that would, in the Servicer’s reasonable judgment, impair the Trustee’s security.

(e)

Maintaining in force at all times a blanket fidelity bond and a policy of errors and omissions insurance coverage acceptable to FNMA at the Servicer’s sole expense.  Such coverage shall provide the Trustee protection in liquidating a Mortgage Loan against any loss that can be attributed to damage to the property from a hazard or peril required to be insured pursuant to this Agreement and that otherwise would be insured but for the Servicer’s negligence in allowing insurance coverage to lapse or failing to keep a sufficient amount of insurance in force.  The Servicer shall provide the Master Servicer with certificates evidencing such coverage.

(f)

Upon notice to and unless otherwise instructed by the Master Servicer, disbursing insurance loss settlements, including:

(1)

Receiving reports of hazard insurance losses and assuring that proof of loss statements are properly filed;

(2)

Authorizing the restoration and rehabilitation of the damaged property;

(3)

Collecting, endorsing and disbursing the insurance loss proceeds and arranging for progress inspections and payments, if necessary;

(4)

Complying with the Servicing Standards pertaining to settlement of insurance losses; and

(5)

In general, attempting to assure that the priority of the Mortgage is preserved by complying with the Servicing Standard.

(g)

Upon notice to and unless otherwise instructed by the Master Servicer, processing insurance drafts and loss settlements in the following manner:

(1)

Provided that the Mortgage Loan is current in all respects, the Servicer may endorse and deliver to the Mortgagor without prior inspection of the property and completion of repairs, settlements drafts for losses up to the amount of five thousand dollars ($5,000.00); and

(2)

With respect to settlement drafts for losses in excess of five thousand dollars ($5,000.00), the Servicer shall monitor the progress of the repairs to insure that the property is being restored in a satisfactory manner and will release funds in accordance with completed property inspection reports.

(h)

Notwithstanding anything to the contrary in this Agreement, the Servicer shall take all actions necessary under any applicable, FHA Insurance, VA Guaranty or any other Primary Mortgage Insurance Policy to receive all applicable proceeds from such policies or guaranties.

2.5

Accounting, Remittances and Trustee Reporting.

The Servicer shall:

(a)

On each Servicer Remittance Date, remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the related Determination Date (net of (i) charges against and withdrawals from the Custodial Account permitted pursuant to Section 2.3(d) and (ii) amounts relating to interest accrued and unpaid and principal due and unpaid prior to the Cut-off Date relating to the Mortgage Loans as reduced by the amount of any forgiveness or reduction of delinquent payments by the Servicer (“Pre-Cut-off Date Amounts”)), including any prepayment premiums or penalties relating to the Mortgage Loans collected during the related Due Period, with respect to amounts received by the Servicer during the related Due Period, plus (b) (i) all Delinquency Advances, if any, which the Servicer is required to make pursuant to Section 2.10 and (ii) all Prepayment Interest Shortfall payments which the Servicer is required to make pursuant to Section 2.11 for the related Due Period, minus (c) (i) any amounts attributable to scheduled Monthly Payments of principal and interest received by the Servicer but due on a Due Date or Dates subsequent to the first day of the month in which the Servicer Remittance Date occurs and (ii) any prepayments in full or in part received subsequent to the last day of the month immediately preceding the month in which the Servicer Remittance Date occurs, which amounts shall be remitted on the Servicer Remittance Date next succeeding the Due Period for such amounts.  In addition, on each Servicer Remittance Date, the Servicer shall remit to Bayview any Pre-Cut-off Date Amounts collected during the related Due Period.  Notwithstanding the foregoing provisions of this Section 2.5(a), the Servicer shall not remit to Bayview any Pre-Cut-off Date Amounts relating to any Liquidated Mortgage Loan until all amounts due and owing to the Trust on such Liquidated Mortgage Loan have been remitted to the Master Servicer.

(b)

Not accept any prepayment of any Mortgage Loan except as specified or authorized by the Servicing Standard and by the terms of the Mortgage Loan, nor waive, modify, release or consent to postponement on the part of the Mortgagor of any term or provision of the Mortgage documents except as specified or authorized by the Servicing Standard.

(c)

Upon payment of a Mortgage Loan in full and receipt from the Trustee or its agent of any documents or information necessary to effect such release, have prepared and file any necessary release or satisfaction documents, and shall continue servicing of the loan pending final settlement, and refund any of the Mortgagor deposits.

(d)

Make interest rate adjustments in compliance with the Servicing Standard.  Applicable interest rate adjustments shall be implemented in accordance with the Servicing Standard and the related Mortgage Note.  The Servicer shall execute and deliver all appropriate notices required by the Servicing Standard and the Mortgage Loan documents including but not by way of limitation, timely notification to the Master Servicer, of applicable date and information regarding such interest rate adjustment, and methods of implementation of such interest rate adjustments and of all prepayments of any loan hereunder by the Mortgagor.

(e)

Perform such other customary duties, furnish copies of standard reports and execute such other documents in connection with its duties hereunder as the Master Servicer and the Trustee from time to time reasonably may require.  On the 10th day of each month (or the immediately preceding Business Day if the 10th day is not a Business Day) the Servicer shall deliver or cause to be delivered to the Master Servicer on computer readable magnetic tape, diskette or other mutually agreeable format a report containing such information with respect to the Mortgage Loans as shall be mutually agreed upon by the Servicer and the Master Servicer including hard copies of the reports substantially similar to those described in Exhibit II.

(f)

On or before March 15 each year, beginning in 2004, annually provide the Master Servicer and the Trustee with a Uniform Single Attestation Program audit report from its independent auditors, in a form acceptable to FNMA.

(g)

In the event the Master Servicer or the Trustee requests the Servicer to provide special reports or data files or render other related services to either the Trustee or any third party, the Servicer shall use its best efforts to provide said reports, data files, or related services.  The Servicer shall thereupon bill the requesting party for the cost of such reports, data files or related services including related delivery costs, in accordance with a separate fee to be determined in advance by the Master Servicer or the Trustee, as applicable, and the Servicer.

(h)

Deliver to the Depositor and the Master Servicer on or before March 15 each year, beginning in 2004, at its expense, an Officer’s Certificate signed by a responsible officer of the Servicer substantially in the form of Exhibit IV hereto (a “Servicer’s Compliance Certificate”).

2.6

Delinquency Control.

The Servicer shall:

(a)

Be responsible for protecting the Trustee’s investment in the Mortgage Loans by dealing quickly and effectively, in accordance with established FNMA, VA or FHA collection guidelines, as applicable, with the Mortgagors who are delinquent or in default.  The Servicer’s delinquent mortgage servicing program shall include an adequate accounting system which will immediately and positively indicate the existence of delinquent Mortgage Loans, a procedure that provides for sending delinquent notices, assessing late charges, and returning inadequate payments, and a procedure for the individual analysis of distressed or chronically delinquent loans;

(b)

Maintain a collection department and an on-line automated collection system that substantially complies with established FNMA, FHA or VA collection guidelines, as applicable; and

(c)

Provide the Depositor and the Master Servicer with a month-end collection and delinquency report identifying and describing the status of any delinquent loans, and from time to time as the need may arise, provide the Depositor and the Master Servicer with loan service reports relating to any items of information which the Servicer is otherwise required to provide hereunder, or detailing any matters the Servicer believes should be brought to the special attention of the Depositor and the Master Servicer.

2.7

Foreclosure.

(a)

The Servicer shall use its best efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer.  The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage that is not covered by a hazard insurance policy or other insurance policy, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses and that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds or otherwise.

As an alternative to foreclosure, the Servicer may sell a defaulted Mortgage Loan if the Servicer determines that such a sale is likely to increase the amount of Liquidation Proceeds, and any such sale of a Defaulted Mortgage Loan by the Servicer shall be effected in a manner expected, in the reasonable judgment of the Servicer, to maximize Liquidation Proceeds.

(b)

Notwithstanding the foregoing provisions of this Section 2.7 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall neither (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, nor (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee would be considered to hold title to, to be a “mortgagee in possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trustee to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum based materials for which investigation, testing, monitoring, containment, clean up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trustee to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 2.7 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 2.3(d).

If the Servicer determines, as described above, that it is in the best economic interest of the Trustee to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trustee.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided herein.

With respect to any commercial property, without regard to whether the Servicer otherwise has notice or knowledge of the presence of any toxic or hazardous substance thereon, the Servicer shall use its reasonable best judgment, subject to the Servicing Standard, in determining whether to obtain an environmental audit report as described above prior to taking any action described in clauses (i) or (ii) of this paragraph (b).

(c)

Notwithstanding the foregoing provisions of this Section or any other provision of this Agreement, the Servicer shall not foreclose upon any Mortgaged Property securing a Mortgage Loan if in the reasonable judgment of the Servicer it would not be in the best economic interests of the Certificateholders to foreclose upon such Mortgaged Property.  In such event, the Servicer will not be required to make any Delinquency Advances, Servicing Advances or any other advances in connection with the Mortgage Loan, and the Servicer will render a Final Recovery Determination in connection with the Mortgage Loan.

2.8

REO Property.

Except to the extent that the Applicable Requirements provide otherwise, the following provisions shall apply to the management and disposition of REO Property:

(a)

The deed or certificate of sale of any REO Property shall be taken in the name of the Servicer on behalf of the Trustee or its nominee or in the name of the Trustee or its nominee, whichever course of action is in the best interest of the Trustee in the reasonable judgment of the Servicer and in accordance with Applicable Requirements.

(b)

The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee (the “REO Account”), which shall be an Eligible Account.  The Servicer shall be permitted to allow the Custodial Account to serve as the REO Account, subject to separate ledgers for each REO Property.  The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c)

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of the Trustee.  In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation: (i) all insurance premiums due and payable in respect of such REO Property; (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and (iii) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

(d)

Anything to the contrary herein notwithstanding, the Servicer shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made under the Pooling and Servicing Agreement and (b) the Servicer determines that a longer period is necessary for the orderly liquidation of the REO Property.  The Servicer shall use its best efforts to dispose of the REO Property as soon as possible.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Trustee as to the progress being made in selling such REO Property.  The Servicer shall not Directly Operate any REO Property, but shall employ an Independent Contractor to operate REO Property.

(e)

In addition to the withdrawals permitted under Section 2.3(d), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself for unreimbursed Servicing Advances and Delinquency Advances made in respect of such REO Property or the related Mortgage Loan.  On the Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and remit to the Master Servicer the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant hereto.

(f)

On or before February 28 of each year, the Servicer shall file information returns (or extensions, if necessary) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code and a copy thereof shall be sent upon request to the Master Servicer and the Trustee promptly after the filing thereof.

2.9

Books and Records.

(a)

Upon the Master Servicer’s or the Trustee’s written request, the Servicer shall furnish a detailed statement of its financial condition, shall give the Master Servicer or the Trustee or its authorized representative opportunity upon notice at any time during its normal business hours to examine the Servicer’s books and records and operating procedures, or shall cause a nationally recognized certified public accountant selected and employed by it to provide the Trustee and the Master Servicer not later than ninety (90) days after the close of the Servicer’s fiscal year, with a certified statement of the Servicer’s financial condition as of the close of its fiscal year.  The Servicer shall make its servicing personnel available during regular business hours to respond to reasonable inquiries from the Master Servicer or the Trustee.  Any additional requests for loan audit or confirmations to be performed by the Servicer’s audit firm on the Mortgage Loans shall be at the sole expense of the requesting party.  The Servicer will keep records in accordance with industry standards pertaining to each Mortgage Loan, and such records shall be the property of the Trustee and upon termination of this Agreement shall be delivered to the Trustee at the Trustee’s expense.

(b)

The Servicer shall provide to the Trustee and the Master Servicer, and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations), access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

2.10

Advance of Monthly Payments.

(a)

The amount of Delinquency Advances to be made by the Servicer for any Servicer Remittance Date shall equal the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Payment on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Custodial Account for distribution on such Distribution Date.  For purposes of the preceding sentence, the Monthly Payment on each Balloon Loan with a delinquent balloon payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for the such Balloon Loan.

(b)

On or before noon Eastern Time on the Servicer Remittance Date, the Servicer shall remit to the Master Servicer an amount equal to the aggregate amount of Delinquency Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Custodial Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of Custodial Account that amounts held for future distribution have been used by the Servicer in discharge of any such Delinquency Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Delinquency Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties.  Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Custodial Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Delinquency Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be remitted by the Servicer to the Master Servicer pursuant to this Agreement on such Servicer Remittance Date if such amounts held for future distributions had not been so used to make Delinquency Advances.  The Master Servicer will provide notice to the Servicer in the event that the amount remitted by the Servicer to the Master Servicer on such date is less than the Delinquency Advances required to be made by the Servicer for the related Distribution Date.

(c)

The obligation of the Servicer to make such Delinquency Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d)

Notwithstanding anything herein to the contrary, no Delinquency Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Non-Recoverable Advance.  The determination by the Servicer that it has made a Non-Recoverable Advance or that any proposed Delinquency Advance, if made, would constitute a Non-Recoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Master Servicer and the Trustee.

2.11

Prepayment Interest Shortfalls.

On or before noon Eastern Time on each Servicer Remittance Date, the Servicer shall deposit in the Custodial Account, from its own funds, an amount equal to the aggregate amount of Prepayment Interest Shortfalls with respect to Prepayments in Full received during the related Due Period.

ARTICLE III

[Reserved]

ARTICLE IV

COMPENSATION

4.1

Servicing Fee.

As consideration for servicing the Mortgage Loans, the Servicer shall be paid on each Servicer Remittance Date a monthly service fee (the “Servicing Fee”) equal to the product of (x) the Servicing Fee Rate and (y) the scheduled principal balance of such Mortgage Loan immediately preceding the Servicer Remittance Date occurring in such month.  The “Servicing Fee Rate” for each Mortgage Loan is the per annum rate set forth on the schedule of Mortgage Loans to be serviced attached as Exhibit I hereto.  The Servicer shall also be entitled to retain any Ancillary Income as well as any other amounts the Servicer is entitled to pursuant to this Agreement.

4.2

Solicitation.

Servicer shall not be entitled to solicit individual Mortgagors for accident, health, life, property and casualty insurance, or any other mortgage-related products or services without the prior consent of the Trustee.  Notwithstanding the foregoing, it is understood and agreed that promotions, which are directed to the general public including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitations under this paragraph.

ARTICLE V

TERM AND TERMINATION

5.1

Term and Notice.

The term of this Agreement shall extend to the Termination Date (as defined in Section 10.01 of the Pooling and Servicing Agreement).

Appointment of a successor Servicer shall be subject to the following conditions:  (i) written confirmation from the Rating Agencies shall have been obtained that appointment of such successor servicer will not result in the qualification, reduction or withdrawal of any rating assigned to an outstanding Class of Certificates if so provided in the Pooling and Servicing Agreement, (ii) the Master Servicer shall have consented to such appointment, as provided in the Pooling and Servicing Agreement, (iii) such successor Servicer shall have entered into a servicing agreement substantially similar to this Agreement and (iv) the successor Servicer shall be able to make the representations and warranties set forth in Article VII hereof on the date it commences servicing the Mortgage Loans.

5.2

Termination.

In the event of a breach of the Servicer’s obligation to make the remittances required pursuant to Sections 2.5, 2.10 or 2.11, if such breach is not cured within three (3) Business Days after the date such remittance is due, the Master Servicer, on behalf of the Trustee may terminate this Agreement and require the immediate transfer of all Mortgage Loans, Mortgage Loan documents, and data.  In the event of a material breach of this Agreement by the Servicer, which breach is curable, the Servicer shall have thirty (30) days to cure such breach after written notification is given by the Master Servicer or the Trustee; provided, however, that the Servicer shall have one (1) Business Day to cure any failure to remit amounts to the Master Servicer pursuant to Section 2.5(a).  If the breach is either not cured within the thirty (30) day period, or is a breach of such a type as to be incapable of being cured, the Master Servicer, on behalf of the Trustee, may terminate this Agreement upon five (5) days notice, and require the immediate transfer of all Mortgage Loans, Mortgage Loan documents, and data.  The Master Servicer shall be entitled to be reimbursed by the Servicer for all costs of collection and all costs related to the transfer of said Mortgage Loans, Mortgage Loan documents and data.

Should the Servicer at any time during the term of this Agreement have its rights to service for FHLMC, FNMA, GNMA, HUD or VA, suspended or lose any other permits or licenses necessary to carry out its responsibilities under this Agreement, or if the Servicer becomes insolvent, files for bankruptcy, or is placed under conservatorship or receivership, then, and in any of these events, the Trustee or the Master Servicer may immediately terminate this Agreement for cause, without any further liability to the Servicer. The Master Servicer shall be entitled to be reimbursed by the Servicer for all costs of collection and all costs related to the transfer of said Mortgage Loans, Mortgage Loan documents and data.

The rights of termination, as provided herein, are in addition to all other available rights and remedies, including the right to recover damages in respect of any breach.  Notwithstanding the foregoing, neither party shall be liable to the other for any special, punitive or consequential damages.

5.3

[Reserved]

5.4

Accounting.

Upon termination of this Agreement, the Servicer will account for and turn over to the Master Servicer or the Master Servicer’s designee, as applicable, all funds collected hereunder, less the compensation then due the Servicer, and deliver to the Master Servicer, the Master Servicer’s designee, as applicable, all records and documents relating to each Mortgage Loan then serviced and will advise the Mortgagors that their mortgages will henceforth be serviced by the Master Servicer, the Master Servicer’s designee.

ARTICLE VI

[Reserved]

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER

Subject to the provisions of Article VIII hereinbelow, the Servicer warrants and represents to, and covenants and agrees with, the Master Servicer and the Trustee as follows:

7.1

Notice of Breach.

The Servicer shall immediately notify the Master Servicer of any failure or anticipated failure on its part to observe and perform any warranty, representation, covenant or agreement required to be observed and performed by it as a Servicer.

7.2

Agency Approvals.

The Servicer is an approved servicer for FHLMC, FNMA, GNMA, HUD and VA, and shall maintain such approvals throughout the term of this Agreement.

7.3

Authority.

The Servicer is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to enter into this Agreement and the persons executing this Agreement on behalf of the Servicer are duly authorized so to do; and this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

ARTICLE VIII

INDEPENDENCE OF PARTIES; INDEMNIFICATION; SURVIVAL

8.1

Independence of Parties.

The following terms shall govern the relationship between Bayview and the Servicer:

(a)

The Servicer shall have the status of, and act as, an independent contractor.  Nothing herein contained shall be construed to create a partnership or joint venture among Bayview, the Master Servicer and the Servicer.

(b)

Anything herein contained in this Article VIII or elsewhere in this Agreement to the contrary notwithstanding, the representations and warranties of the Servicer contained in this Agreement shall not be construed as a warranty or guarantee by the Servicer as to future payments by any Mortgagor.

(c)

Anything herein contained in this Article VIII or elsewhere in this Agreement to the contrary notwithstanding, the Servicer shall not be responsible for performance or compliance under any loan repurchase agreements, indemnifications, representations or warranties of an origination nature.

8.2

Indemnification.

The Servicer agrees to indemnify, defend, and hold harmless, the Trust Fund, the Depositor, the Master Servicer and the Trustee, their respective officers, employees, agents and directors, and the Trust from any liability, claim, loss, demand, action, damage, assessment, deficiency, tax, cost and expense, including reasonable attorneys’ fees, directly or indirectly resulting from or arising out of (i) the Servicer’s failure to observe or perform any or all of the Servicer’s covenants, agreements, warranties or representations contained in this Agreement, (ii) servicing of any simple interest Mortgage Loan other than on a simple interest basis and (iii) any material misstatement in (or omission from) any Servicer’s Compliance Certificate.

The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that (i) the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, or if the Servicer deems it necessary to defend any such action, the Servicer shall be entitled to reimbursement from the Custodial Account for the reasonable legal expenses and costs of such action.

In addition, the Servicer and the Trustee and their respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any claim, demand, action or legal proceeding incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the Trust Fund, including, without limitation, servicing of the Mortgage Loans, the REO Property and the costs and expenses (including reasonable attorney’s fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder.

8.3

Procedure for Indemnification.

Promptly upon receipt of notice of any claim, demand or assessment or the commencement of any suit, demand, action or proceeding in respect of which indemnity may be sought pursuant to the terms of this Agreement, the party seeking indemnification (the “Indemnitee”) will use its best efforts to notify the other party (the “Indemnitor”) in writing thereof in sufficient time for the Indemnitor to respond to such claim or answer or otherwise plead in such action.  Except to the extent that the Indemnitor is prejudiced thereby, the omission of the Indemnitee to promptly notify the Indemnitor of any such claim or action shall not relieve the Indemnitor from any liability which it may have to the Indemnitee in connection therewith.  If any claim, demand or assessment shall be asserted or suit, action or proceeding commenced against the Indemnitee, the Indemnitor will be entitled to participate therein, and to the extent it may wish to assume the defense, conduct or settlement thereof, with counsel reasonably satisfactory to the Indemnitee.  After notice from the Indemnitor to the Indemnitee of its election to assume the defense, conduct, or settlement thereof, the Indemnitor will not be liable to the Indemnitee for any legal or other expenses consequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof.  The Indemnitee will cooperate with the Indemnitor in connection with any such claim and make its personnel, books and records relevant to the claim available to the Indemnitor.  In the event the Indemnitor does not wish to assume the defense, conduct or settlement of any claim, demand or assessment, the Indemnitee will not settle such claim, demand or assessment without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld.

8.4

Survival.

The indemnifications, representations and warranties set forth herein shall survive the termination of this Agreement and resignation of the Servicer.

ARTICLE IX

MISCELLANEOUS

9.1

Changes in Practices.

The parties hereto acknowledge that the standard practices and procedures of the mortgage servicing industry change or may change over a period of time.  To accommodate these changes, the Servicer may from time to time notify the Master Servicer of such material changes in practices and procedures.

9.2

Assignment and Subservicing.

(a)

This Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and the Master Servicer; provided, however, that this Agreement shall be assumed by any entity into which the Servicer may be merged or consolidated, or any entity succeeding to the business of the Servicer, subject only to the requirement that such successor entity shall satisfy all the requirements of Section 4.34 of the Pooling and Servicing Agreement.

(b)

The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans in accordance with this Agreement with any institution that is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement.  The Servicer shall be entitled to terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and to either directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer which qualifies hereunder.

(c)

Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Master Servicer, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of the Servicer.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(d)

In the event the Servicer shall for any reason no longer be the Servicer, the successor Servicer, on behalf of the Master Servicer and the Trustee, shall thereupon assume all of the rights and obligations of the Servicer under each subservicing agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any subservicing agreement in accordance with its terms.  The successor Servicer shall be deemed to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each subservicing agreement to the same extent as if the subservicing agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreements to the extent incurred prior to the replacement of the predecessor Servicer.  The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party.

(e)

As part of its servicing activities hereunder, the Servicer, for the benefit of the Master Servicer, the Trustee and the Certificateholders, shall enforce the obligations of each subservicer under the related subservicing agreement.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

(f)

Any subservicing agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such and not as an originator shall be deemed to be between the subservicer and the Servicer alone and none of the Master Servicer, the Trustee or the Certificateholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the subservicer in its capacity as such except as set forth in Section 9.2(d) above.

9.3

Rights of Master Servicer.

The Master Servicer is an intended third party beneficiary of this Agreement and shall have the right to enforce the obligations of the parties hereto, including the right to enforce the obligations of the Servicer hereunder to the extent provided in the Pooling and Servicing Agreement.

9.4

Prior Agreements.

If any provision of this Agreement is inconsistent with any prior Agreements between the parties, oral or written, the terms of this Agreement shall prevail, and after the effective date of this Agreement, the relationship and agreements between Bayview and the Servicer shall be governed in accordance with the terms of this Agreement.

9.5

Entire Agreement.

This Agreement contains the entire agreement between the parties hereto and cannot be modified in any respect except by an amendment in writing signed by both parties.

9.6

Invalidity.

The invalidity of any portion of this Agreement shall in no way affect the remaining portions hereof.

9.7

Effect.

Except as otherwise stated herein, this Agreement shall remain in effect until all of the Mortgage Loans referred to, including the underlying security, are liquidated completely, unless sooner terminated pursuant to the terms hereof.

9.8

Applicable Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.9

Notices.

All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given within three (3) Business Days of the delivery or mailing thereof, as the case may be, sent by certified mail, return receipt requested, or by nationally recognized overnight carrier, to the attention of the person named at the address set forth on the signature page hereof.

9.10

Waivers.

Either the Master Servicer and the Trustee, or the Servicer may, upon written consent of both parties, by written notice to the other:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and

(b)

Waive or modify performance of any of the obligations of the other hereunder.

The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

9.11

Binding Effect.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

9.12

Headings.

Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

IN WITNESS WHEREOF, each party has caused this instrument to be signed in its corporate name on its behalf by its proper officials duly authorized as of the day, month and year first above written.

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Trustee

By:

/s/ Gregory Yanok

Name:  Gregory Yanok

Title:    Vice President

M&T MORTGAGE CORPORATION

By:

/s/ Mark J. Mendel

Name:  Mark J. Mendel

Title:    Administrative Vice President

Acknowledged By:

WELLS FARGO BANK MINNESOTA,

NATIONAL ASSOCIATION,

as Master Servicer

By:

/s/ Peter A. Gobell

Name:  Peter A. Gobell

Title:    Vice President

EXHIBIT I

LOANS TO BE SERVICED

EXHIBIT II

INVESTOR REPORTS

Monthly Cutoffs:

P139  Trial Balance

P185  Interest Accrual

S212  Paid in Advance Remittance Report

S213  Curtailments Made Report

S214  Paid-in-Full Remittance Report

S215  Consolidation of Remittance Reports

S237  Monthly Report of Delinquents

550Y Private Pool Detail Report

T62C  Monthly Accounting Report

DEFAULT REPORTS

Delinquents:

Monthly Summary Delinquent Reports

–By Type of Delinquency

–By Loan Type

–By the Trustee Type

P4DL

List of Delinquent Accounts by the Trustee and the Trustee Loan Number

(Includes Collector Contact Information)

P183

Dollar Volume and Delinquency Report by the Trustee, State (this will be run on request only)

Foreclosure:

S5FT

Foreclosure Trial Balance Report

S58J

Loans in Foreclosure by Processor, State

S5L3

Report of First Legal Action (upon request this report can be tailored to select any critical date in Foreclosure Process)

Bankruptcy:

S2T5

Bankruptcy Trial Balance Report

S2B6

Bankruptcy Post Petition Delinquency Report

S2B3

Bankruptcies With Expected Discharge Dates Less Than Current Date

S2B4

Motion for Relief Follow-Up Report

EXHIBIT III

POOLING AND SERVICING AGREEMENT

EXHIBIT IV

SERVICER’S COMPLIANCE CERTIFICATE

[Date]

Bayview Financial Securities Company, LLC

4425 Ponce de Leon Boulevard

4th Floor

Coral Gables, Florida 33146

Attention:  Bayview 2003-E

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Master Servicing Department, Bayview 2003-E

Reference is made to the Servicing Agreement dated as of September 1, 2003 (the “Agreement”), by and between M&T Mortgage Corporation, as servicer (the “Servicer”) and Wachovia Bank, National Association, as trustee (the “Trustee”).  I, [identify the certifying individual], a [TITLE] of the Servicer, hereby certify to Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and Bayview Financial Securities Company, LLC, as depositor (the “Depositor”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

have reviewed the information required to be delivered to the Depositor and the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement

3.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under the Agreement.

Very truly yours,

By:

Name:

Title: